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[LOGO OF METLIFE(R)

                    INDIVIDUAL VARIABLE ANNUITY APPLICATION

                                                                                                      SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)         Marquis Portfolios(SM) is a                First MetLife Investors Insurance Company
200 Park Avenue o New York, NY 10166           service mark of Citigroup Inc.                  Policy Service Office: P.O. Box 10366
                                                     or its affiliates                                   Des Moines, Iowa 50306-0366
                                                and is used under license to           For Express Mail Only o 4700 Westown Parkway
                                         First MetLife Investors Insurance Company.                                         Ste. 200
                                                                                                      West Des Moines, IA 50266-2266
                                                                                                 FOR ASSISTANCE CALL: THE SALES DESK
Marquis Portfolios(SM)

ACCOUNT INFORMATION

1. ANNUITANT

__________________________________________________________________________   Social
Name              (First)          (Middle)    (Last)                        Security Number ___________ -- __________ -- _________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)          Phone ( _____) _______________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

                                                                             Social
                                                                             Security/Tax ID Number ________ -- _______ -- ________

__________________________________________________________________________
Name               (First)         (Middle)    (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)          Phone ( _____) _______________________________________

3. JOINT OWNER

                                                                             Social
                                                                             Security Number ___________ -- __________ -- _________
__________________________________________________________________________
Name               (First)         (Middle)   (Last)
                                                                             Relationship to Owner ________________________________

__________________________________________________________________________   Sex [_] M [_] F   Date of Birth _______/_______/______
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)
                                                                             Phone ( _____) _______________________________________

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES. FOR CUSTODIAN OWNED CONTRACTS, CONTINGENT BENEFICIARY MUST BE SPOUSE IF ELECTING
                                                       -------------------------
JOINT LIFE LWG OPTION (IF AVAILABLE).

                                                        /    /                        -     -
--------------------------------------------------------------------------------------------------------------
Primary Name                Relationship              Date of Birth              Social Security Number    %

                                                        /    /                        -     -
--------------------------------------------------------------------------------------------------------------
Primary Name                Relationship              Date of Birth              Social Security Number    %

                                                        /    /                        -     -
--------------------------------------------------------------------------------------------------------------
Contingent Name             Relationship              Date of Birth              Social Security Number    %

                                                        /    /                        -     -
--------------------------------------------------------------------------------------------------------------
Contingent Name             Relationship              Date of Birth              Social Security Number    %

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                               Funding Source of Purchase Payment
                                                                                          ----------------------------------
.. NON-QUALIFIED ...............[_]                                                        [_] 1035 Exchange  [_] Check  [_] Wire

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Initial Purchase
                                                                                          Payment $____________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______           Make Check Payable to First
                                                                                                        MetLife Investors
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______  (Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)
.. QUALIFIED 401 ...............[_]
                                                                                          Minimum Initial Purchase Payment:
*    THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                    $25,000 Non-Qualified $25,000 Qualified


6402 (3/10)                                                                                                                  APPMPNY
                                                                                                                            MAY 2011
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RIDERS                                                           9. ACKNOWLEDGEMENT AND AUTHORIZATION

7. BENEFIT RIDERS (subject to age restrictions )                 I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the
These riders may only be chosen at time of application. PLEASE   best of my (our) knowledge and belief and are made as the basis
NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS.      of my (our) application. I (We) acknowledge receipt of the
ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.                   current prospectus of First MetLife Investors Variable Annuity
                                                                 Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR
1)   LIVING BENEFIT RIDERS (Optional. Only ONE of the following  WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS
     Riders may be elected)                                      TO DOLLAR AMOUNT.


     [_] Guaranteed Minimum Income Benefit Plus Rider (GMIB
         PLUS III)/1/                                            --------------------------------------------------------------
                                                                   (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)
     [_] Principal Guarantee (GWB)/2/

     [_] Principal Guarantee Value (GWB)/2/
                                                                 --------------------------------------------------------------
     [_] Single Life - Lifetime Withdrawal Guarantee (LWG)/3/                    (JOINT OWNER SIGNATURE & TITLE)
         (2008)

     [_] Joint Life - Lifetime Withdrawal Guarantee (LWG)/3/     --------------------------------------------------------------
         (2008)                                                         (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)

     (FOR CUSTODIAN OWNED CONTRACTS, IF JOINT LIFE LWG IS
     ELECTED, IF AVAILABLE, BENEFICIARY SECTION MUST BE          Signed at ____________________________________________________
     COMPLETED.)                                                                   (City)                   (State)

/1/  IF GMIB PLUS IS CHOSEN, THE NY GMIB PLUS SUPPLEMENTAL
     APPLICATION (6721) MUST BE SIGNED AND SUBMITTED WITH THIS   Date _________________________________________________________
     APPLICATION.
                                                                 10. AGENT'S REPORT
/2/  PRINCIPAL GUARANTEE AND PRINCIPAL GUARANTEE VALUE ARE THE
     ONLY LIVING BENEFIT RIDERS AVAILABLE FOR DECEDENT IRAS.     Does the applicant have any existing life insurance policies
                                                                 or annuity contracts?                               [_] Yes [_] No
/3/  IF EITHER LWG OPTION IS CHOSEN, THE NY LWG SUPPLEMENTAL
     APPLICATION (6028) MUST BE SIGNED AND SUBMITTED WITH THIS
     APPLICATION.                                                Is this annuity being purchased to replace any existing life
                                                                 insurance or annuity policy(ies)?                   [_] Yes [_] No
2)   DEATH BENEFIT RIDERS (Check one. If no election is made,
     the Principal Protection option will apply.)                If "Yes," applicable disclosure and replacement forms must be attached.
          [_] Principal Protection

          [_] Annual Step-up                                     --------------------------------------------------------------
                                                                                        AGENT'S SIGNATURE
SIGNATURES

8. REPLACEMENTS                                                  --------------------------------------------------------------
                                                                                              Phone
Does the applicant have any existing life insurance policies
or annuity contracts?                        [_] Yes  [_]  No
                                                                 --------------------------------------------------------------
Is this annuity being purchased to replace any existing life                         Agent's Name and Number
insurance or annuity policy(ies)?            [_] Yes  [_]  No

                                                                 --------------------------------------------------------------
If "Yes," applicable disclosure and replacement forms                               Name and Address of Firm
must be attached.

                                                                 --------------------------------------------------------------
                                                                            State License ID Number (Required for FL)


                                                                 --------------------------------------------------------------
                                                                                      Client Account Number

                                                                 Home Office Program Information:
                                                                 --------------------------------

                                                                 Once selected, the option cannot be changed.

                                                                 Option A __________


6402 (3/10)                                                                                                                  APPMPNY
                                                              Page 2                                                        MAY 2011
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